UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2012 (April 16, 2011)

China Electronics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-152535	98-0550385
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Building G-08, Guangcai Market, Foziling West Road, Lu’an City, Anhui Province, PRC	237001

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-86-564-3224888

Buyonate, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

This Current Report on Form 8-K/A hereby amends the Form 10-K for the year ended December 31, 2010 filed by China Electronics Holdings, Inc. (formerly Buyonate, Inc.) on April 16, 2011 and the Form 8-K filed with the Securities and Exchange Commission on January 6, 2012, to correct a computational error in the weighted average shares calculation which was inadvertently misstated.

ITEM 4.02  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On August 18, 2012, the management of China Electronics Holdings Inc (the “Company”), after consultation with Kabani & Company, Inc. (“Kabani”), the Company’s independent registered public accounting firm, indentified a computational error in the weighted average share calculation in the Company’s annual report on Form 10-K for the year ended December 31, 2010. Our management concluded that the weighted average share calculation in the financial statements for the fiscal year ended December 31, 2010 contained in the Form 10-K filed originally on April 16, 2011 should not be relied upon due to this accounting error. This error resulted in an increase to the weighted average shares outstanding and a corresponding decrease in earnings per share. The correction of calculation of basic and diluted weighted average shares outstanding is as follows:

	December 31,2010 As Reported	December 31, 2010 As Restated
Earnings per share - basic	$1.23	$0.8

Earnings per share - diluted	$1.09	$0.7

Basic weighted average shares outstanding	10,717,191	15,619,64

Diluted weighted average shares outstanding	12,184,288	17,087,38

Substantially all of the internal control over financial reporting that existed prior to July 15, 2010 no longer exists and has been replaced by the internal control over financial reporting of Guoying, our subsidiary which we acquired in a reverse merger on July 15, 2010. Prior to July 15, 2010, Guoying was a private company not required to prepare an annual report on Form 10-K and therefore its management had no reason to make an assessment of, or consider the preparation of a management report on, internal control over financial report over Guoying. Commencing with the completion of the reverse merger, the Company has endeavored to upgrade the controls and procedures of Guoying to ensure that they are appropriate for a publicly reporting company.

Accordingly, the Company has decided to restate the weighted average share calculation by disclosing the effect of this accounting error in an amendment to the Form 8-K filed with the SEC on January 6, 2012 for the audited financials of fiscal year ended 2010.

Our Board of Directors and executive officers have discussed the above matters with Kabani and the Company has provided a copy of this disclosure to Kabani.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRONICS HOLDINGS, INC.

Date: April 18, 2012	By:	/s/ Hailong Liu
Name: Hailong Liu
President, Chief Executive Officer and
Chief Financial Officer